Exhibit 10.1

July 18, 2007

Gulf Island Fabrication, Inc.

583 Thompson Road

Houma, Louisiana 70363

Re:	Partial Release of Shares of Common Stock Subject to the Lock-Up Agreement, Dated January 31, 2006, and Delivery of Disbursement Instructions to Escrow Agent

Dear Sirs:

Reference is made to that certain Asset Purchase and Sale Agreement, dated December 20, 2005 (the “Purchase Agreement”), by and among Gulf Island Fabrication, Inc. (“Gulf Island”), G.M. Fabricators, L.P. d/b/a Gulf Marine Fabricators (f/k/a New Vision, L.P.) (the “Buyer”), Aransas Partners (f/k/a Gulf Marine Fabricators) (the “Seller”), and Technip USA Holdings, Inc. (formerly known as Technip-Coflexip USA Holdings, Inc.), (the “Parent”). Pursuant to Sections 2.3(b) and 7.6 of the Purchase Agreement, Gulf Island and the Seller entered into a Stock Escrow Agreement, dated January 31, 2006 (the “Stock Escrow Agreement”), whereby 1,589,067 shares of Gulf Island common stock (the “Indemnity Escrow Shares”) were deposited with JPMorgan Chase Bank, N.A., in its capacity as escrow agent (the “Escrow Agent”). The Indemnity Escrow Shares are subject to that certain Lock-Up Agreement, dated January 31, 2006 (the “Lock-Up Agreement”), by and among the parties to the Purchase Agreement. Gulf Island and the Seller also entered into a Registration Rights Agreement, dated January 31, 2006 (the “Registration Rights Agreement”) pursuant to Sections 2.9(a) and 2.9(b) of the Purchase Agreement with respect to the registration of the Indemnity Escrow Shares following the termination of the restrictions on resale contained in the Lock-Up Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

Gulf Island is contemplating the filing of a registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) to register up to $42,841,260 of common stock and the Indemnity Escrow Shares (the “Registration Statement”). This letter agreement shall be dated as of and effective as of the time of such filing.

This letter confirms the agreement of the undersigned parties to release 800,000 of the Indemnity Escrow Shares (the “Released Indemnity Escrow Shares”) from the Lock-Up Agreement and the Stock Escrow Agreement. With respect to only the Released Indemnity Escrow Shares, the Lock-Up Agreement shall cease to apply immediately upon a declaration by the SEC that the Registration Statement is effective. Notwithstanding anything contained herein to the contrary, the Lock-Up Agreement and the Stock Escrow Agreement shall remain valid and continue to apply with full force and effect to all of the Indemnity Escrow Shares other than the Released Indemnity Escrow Shares.

The undersigned further agree that the Registration Rights Agreement shall apply with respect to the Registration Statement, and that the filing of the Registration Statement by Gulf Island shall constitute a “Demand Registration” (as defined in Section 2(a) of the Registration Rights Agreement), provided the Registration Statement is declared effective by the SEC and remains effective for the period prescribed in Section 4(b) of the Registration Rights Agreement.

Seller and the Parent agree to give prior notice to Gulf Island of their intention to sell some or all of the Released Indemnity Escrow Shares so that Gulf Island may inform Seller and the Parent whether or not an amendment to the Registration Statement or amendment or supplement to the prospectus is required before sales of Released Indemnity Escrow Shares may be made. If such amendment or supplement is required, Seller shall not dispose of any Released Indemnity Escrow Shares pursuant to the Registration Statement until its receipt of copies of the amended or supplemented prospectus. The Parent and Seller agree to deliver or cause to be delivered to prospective purchasers a current prospectus prior to the time of each sale of Released Indemnity Escrow Shares made pursuant to the Registration Statement.

Notwithstanding the terms of Section 7.6(a) of the Purchase Agreement, the undersigned parties agree to release the Released Indemnity Escrow Shares deposited with the Escrow Agent as partial security for the indemnity obligations of Seller and Parent under Article VII of the Purchase Agreement immediately following a declaration by the SEC that the Registration Statement is effective (the “Release”). Notwithstanding the Release, the indemnification obligations of Seller and Parent under Article VII of the Purchase Agreement shall remain in full force and effect in accordance with the terms contained therein.

In order to effect the Release promptly following the effectiveness of the Registration Statement, Gulf Island and the Seller hereby agree to execute and deliver to the Escrow Agent a Joint Direction/Notice (as defined in the Stock Escrow Agreement), directing the Escrow Agent to disburse the Released Indemnity Escrow Shares in accordance with Section 5 of the Stock Escrow Agreement and to provide such other cooperation and assistance as necessary in order to effectuate the disbursement of the Released Indemnity Escrow Shares in accordance with the Stock Escrow Agreement.

If the foregoing accurately describes our agreement, please execute this letter in the appropriate space indicated below and return an executed original counterpart to the undersigned.

(Signature pages follow)

Very truly yours,

ARANSAS PARTNERS f/k/a GULF MARINE FABRICATORS

By:	Technip USA, Inc., its partner

By:	/s/ John A. Wishart
Name:	John A. Wishart
Its:	President

By:	Gulf Deepwater Yards, Inc., its partner

By:	/s/ John A. Wishart
Name:	John A. Wishart
Its:	President

TECHNIP USA HOLDINGS, INC. (formerly known as Technip-Coflexip USA Holdings, Inc.)

By:	/s/ Deanna Goodwin
Name:	Deanna Goodwin
Title:	Treasurer and Chief Financial Officer

Agreed and Accepted this 18th day of July, 2007.

GULF ISLAND FABRICATION, INC.

By:	/s/ Kerry J. Chauvin
Name:	Kerry J. Chauvin
Title:	President

G.M. FABRICATORS, L.P. d/b/a GULF MARINE FABRICATORS (f/k/a NEW VISION, L.P.)

By:	GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C.

By:	/s/ Kerry J. Chauvin
Name:	Kerry J. Chauvin
Title:	Manager